UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 29, 2004
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                           EXCALIBUR INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-30291                  65-0735872
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                   12060 FM 3083, Conroe, Texas                          77301
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                   (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (936) 441-5100
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 29, 2004, Excalibur Industries, Inc. and its subsidiaries, Excalibur Holdings, Inc. and Shumate Machine Works, Inc., entered into a loan agreement with Stillwater National Bank, which provided the Company and its subsidiaries with a $1,000,000 revolving line of credit facility and a $2,450,000 term note. Stillwater National Bank is Excalibur's senior creditor, and these loans are in addition to all other loans outstanding with Stillwater National Bank.

      The line of credit has a term of four months, is secured by a first priority security interest in the accounts receivables, inventory, equipment, general intangibles, and all other property of Excalibur and its subsidiaries. It bears interest at a rate equal to the prime rate plus two percent. The term loan is due January 15, 2005, and is secured, along with the line of credit and our other indebtedness to Stillwater, by a first priority security interest in the inventory, equipment, general intangibles, and all other property of Excalibur and its subsidiaries. The term loan also bears interest at a rate equal to the prime rate plus two percent. The term loan requires interest only payments until its maturity.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Not applicable.

ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Not applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Not applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

      Not applicable.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

      Not applicable.

ITEM 2.06         MATERIAL IMPAIRMENTS.

      Not applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING.

      Not applicable.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

      Not applicable.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

      Not applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On October 11, 2004, A. Earl Swift resigned as a director of Excalibur. As a result of this resignation, Excalibur now has a vacancy in the positions of Executive Committee Chairman and Audit Committee Chairman. These vacancies have not yet been filled.

      Mr. Swift did not resign because of a disagreement with Excalibur on any matter relating to Excalibur's operations, policies, or practices.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

      Not applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

      Not applicable.

SECTION 6 - [RESERVED]

      Not applicable.

SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE.

      Not applicable.

SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

      Not applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

            (b)   Pro Forma Financial Information.

                  Not applicable.

            (c)   Exhibits.

                  10.1 Loan Agreement by and between Stillwater National Bank and Trust Company and Excalibur Industries, Inc., and its subsidiaries, dated as of September 29, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EXCALIBUR INDUSTRIES, INC.
                             (Registrant)


Date: October 13, 2004       By: /s/ Matthew C. Flemming
                                 -----------------------------------------------
                                 Matthew C. Flemming, Chief Financial Officer, Treasurer, Secretary, and Executive Vice President